 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2011

ADAMA TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-148910	98-0552470
(State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation)		Identification Number)

c/o Aviram Malik
76/7 Zalman Shazar Street,
Hod Hasharon, Israel	45350
(Address of Principal Executive Offices)	(Zip Code)

972 (544) 6550341
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On December 15, 2011, Adama Technologies Corporation (the “Registrant”) entered an agreement with Ansalt Multicommertz, a limited liability company organized under the laws of Liechtenstein (the “Assignor”), pursuant to which the Assignor assigned to the Registrant its 90% interest in the Harrison Lake
(Talc) Creek Magnesium property in exchange of the issuance of 25,000,000 restricted common stock of the Registrent to the Assignor. The  Assignment Agreement effective the 15th day of December 2011 (the “Assignment Agreement”), attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Assignment Agreement between the Registrant and Ansalt Multicommertz dated December 15, 2011 (Filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           December 21, 2011

ADAMA TECHNOLOGIES CORPORATION
By: /s/ Aviram Malik
Aviram Malik
Chief Executive Officer